(PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                  PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                             "FOCUSED ON THE FUTURE,
                               GUIDED BY THE PAST"


                                     (LOGO)
                                    Bramwell
                                      FUNDS

                               Semi-Annual Report
                                December 31, 2001

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND


                            The Bramwell Funds, Inc.
                                  1-800-BRAMCAP
                                 1-800-272-6227
                              WWW.BRAMWELLFUNDS.COM

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BRAMWELL
FUNDS

Dear Fellow Shareholders:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 31, 2001

The December quarter was a remarkable recovery period for the equity markets following the terrorist destruction of the World Trade Center on September 11. The BRAMWELL GROWTH FUND appreciated 13.43% and the BRAMWELL FOCUS FUND gained 14.20% while the S&P 500(R) Stock Index gained 10.69%. For the calendar year, Bramwell Growth declined (16.23)% to $20.17 net asset value per share after payment of $1.6070 long-term capital gain per share on November 9th; Bramwell Focus, which paid no dividends in 2001, declined (18.29)% to $9.25 net asset value per share. By comparison, the S&P 500 Index declined (11.89)% and other Indices, such as the Lipper Multi-Cap Growth Funds Index, which is the Growth Fund's peer category, fell (25.16)% during the calendar year.

For the three- and five-year periods ended December 31, 2001, the Growth Fund outperformed the S&P 500 Index (see page 4 for details), and from inception, August 1, 1994, the Growth Fund returned 15.07% versus 15.20% for the S&P 500 Index. From inception, October 31, 1999, the Focus Fund fell (3.18)% compared to a decline of (6.46)% for the S&P 500 Index.

COMMENTARY

The U.S. economy showed amazing resiliency in the fourth quarter with the S&P 500 Index fully recovering a month later from the fall off following the September 11 attacks. The general economy declined less than expected, housing remained solid and Christmas sales exceeded expectations.

Sectors that contributed especially positively were retailing, information processing, electronics and industrial products. Positive contributors to the Growth Fund's performance included: Kohl's, Tiffany, Home Depot, Dell Computer, Cheesecake Factory, Microsoft, Intel, 3M, Talbots and IBM. Positive contributors to the Focus Fund's performance included: Cheesecake Factory, Talbots, Global SantaFe, Dell Computer and Danaher. Utilities in both Funds underperformed, reflecting deteriorating fundamentals, and have been sold.

OUTLOOK

We are looking for the economy to stabilize in the first half of 2002, to recover slowly in the second half and to gain momentum in 2003. However, it may not be until late 2003 or 2004 that the S&P 500 Index returns to the earnings level of the euphoric millennium year of 2000. By 2003, we do, however, see the possibility of synchronized global recovery which should be highly favorable for equity investments.

Many economic stimulants to the economy are in place and include:

- Lower interest and inflation rates versus a year ago, making goods and services more affordable and expanding markets to more people.

- Lower interest rates, making alternative savings vehicles less attractive compared to equities with potential long-term growth. For example, the dividend return on the S&P 500 Index is close to the current 1.7% return on money market funds.

-  Mortgage refinancing freeing capital to be spent elsewhere.
-  Lower oil prices also freeing funds to be spent in other discretionary ways.
-  Inventory rebuilding from depleted levels.

- New products such as Windows XP, enhanced wireless communication, HDTV, digital cameras and electronic games.

-  Rising deferred demand.

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Bramwell
FUNDS

- Replacement cycle. Personal computers are, for example, generally on a three-year depreciation cycle, and the great bulge of PCs that were bought in anticipation of Y2K are currently reaching three years of age and are candidates for replacement. We believe that this will become quite noticeable in 2002 corporate budgets for 2003 if not before.

- Deferred capital spending from the fourth quarter of 2001 when uncertainty was unusually high.

The recently reported index of leading indicators jumped 1.2% in December, more than expected and the third consecutive monthly increase. Generally, the equity markets anticipate six months in advance so positioning the portfolios early is important to optimum investment returns.

Specific investment themes going forward include demographics that favor products and services positioned for a longer-lived population, e.g., healthcare and financial services, as well as more home-centered activities. In terms of IT budgets, we expect more focus on security and storage. We are looking for companies with strong balance sheets and access to capital, that have executed well during these difficult times and are positioned to gain market share.

We believe that the equity markets are relatively attractive with the S&P 500 Index selling at roughly 20 times projected 2003 earnings per share of about $56 per share, the same level as in 2000. This is especially true, given interest and inflation rates which are lower than they were in 2000. As for our portfolios, we estimate that their current weighted earnings growth in 2002 and 2003 approximates 17% annually, or about twice the secular growth rate of 8% for the S&P 500 Index. Selling at approximately 23 times estimated 2003 earnings, or
1.3 times growth, their valuation appears attractive.

Over the long term, we believe that a diversified equity portfolio is the optimum way to build wealth. We hope to use market uncertainty and volatility to enhance investment returns.


FUND INVESTMENT

We have added the Coverdell Education Savings Account to the investment vehicles that we offer. The annual contribution per child has been increased to $2,000 in 2002 and is designed to facilitate tax-deferred savings for education, including college and certain secondary and primary schooling. The income eligibility limits for contributors are $110,000 and $220,000 of modified adjusted gross income for individual and joint filers, respectively. For further information, please call 1-800-272-6227.

The minimum initial investment for either Fund is $1,000 for a Regular account, and $500 for an IRA, Coverdell Education Savings Account or Gift to Minor account. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for Coverdell and Gift to Minor accounts. Equity markets are inherently volatile, as currently demonstrated, and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net asset values for both Funds are available each evening after 6:00 p.m.
(EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The Nasdaq symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information may also be obtained from our Web site, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

January 25, 2002

The outlook and opinions expressed above represent the views of the investment adviser as of January 25, 2002 and are subject to change as market and economic events unfold.


                                                             Semi-Annual Report

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BRAMWELL
FUNDS

                              BRAMWELL GROWTH FUND

                                DECEMBER 31, 2001

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.
                MAJOR INDUSTRY HOLDINGS
-----------------------------------------------------
Retailing                                21.0%
Healthcare Products                      12.6
Industrial Products                      11.0
Information Processing Services           8.5
Healthcare Services                       5.5
Energy                                    5.1
Information Processing Equipment          4.5
Electronics                               4.1
Information Processing Software           3.2
Financial Services                        3.0
                                         ----
                                         78.5%

                MAJOR EQUITY HOLDINGS
----------------------------------------------------
Walgreen                                   4.3%
General Electric                           3.8
Kohl's                                     3.8
Cardinal Health                            3.3
3M                                         2.9
Wal-Mart                                   2.8
Medtronic                                  2.6
Pfizer                                     2.4
Microsoft                                  2.4
Computer Sciences                          2.4
                                          ----
                                          30.7%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/01)

          Dec     One       Three   Five        Since
           Q     Year       Years   Years    Inception*
-------------------------------------------------------
GROWTH    13.43% (16.23)%   0.89%   13.05%     15.07%
FUND

S&P 500(R)10.69  (11.89)   (1.03)   10.70      15.20
Stock Index

*From August 1, 1994.

                               BRAMWELL FOCUS FUND

                                DECEMBER 31, 2001


The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

              MAJOR INDUSTRY HOLDINGS
----------------------------------------------------
Industrial Products                      17.6%
Healthcare Products                      12.0
Retailing                                11.9
                                         ----
                                         41.5%

               MAJOR EQUITY HOLDINGS
---------------------------------------------------
Walgreen                                   5.2%
Dell Computer                              5.1
Cardinal Health                            5.0
Computer Sciences                          4.9
Cheesecake Factory                         4.3
                                          -----
                                          24.5%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/01)

                Dec Q    One Year    Since Inception**
------------------------------------------------------
FOCUS FUND     14.20%     (18.29)%       (3.18)%

S&P 500(R)     10.69      (11.89)        (6.46)
Stock Index

**From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2003, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance throughJune 30, 1997 and has favorably affected the performance of the Focus Fund since inception. Returns for the Funds include the reinvestment of all dividends and are net of expenses.

Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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                              BRAMWELL GROWTH FUND

            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

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Bramwell
FUNDS

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------          -------
COMMON STOCKS - 86.37%

CHEMICALS/METALS - 1.95%
Arch Coal, Inc.                                         30,000       $   681,000
OM Group, Inc.                                          50,000         3,309,500
                                                                     -----------
                                                                       3,990,500
                                                                     -----------

COMMUNICATIONS - 1.44%
Nokia Corp. - ADR                                      120,000         2,943,600
                                                                     -----------

CONSUMER PRODUCTS - 1.70%
Colgate-Palmolive Co.                                   60,000         3,465,000
                                                                     -----------

ELECTRONICS - 4.05%
Analog Devices, Inc.*                                   50,000         2,219,500
Intel Corp.                                            105,000         3,302,250
KLA-Tencor Corp.*                                        5,000           247,800
Linear Technology Corp.                                 50,000         1,952,000
Texas Instruments, Inc.                                 20,000           560,000
                                                                     -----------
                                                                       8,281,550
                                                                     -----------

EMPLOYEE STAFFING - 0.90%
On Assignment, Inc.*                                    80,000         1,837,600
                                                                     -----------

ENERGY - 5.08%
GlobalSantaFe Corp.                                    130,000         3,707,600
Nabors Industries, Inc.*                                65,000         2,231,450
Patterson-UTI Energy, Inc.*                             40,000           932,400
Precision Drilling Corp.*                               70,000         1,807,400
Transocean Sedco Forex, Inc.                            50,659         1,713,287
                                                                     -----------
                                                                      10,392,137
                                                                     -----------

ENTERTAINMENT &
   LEISURE TIME - 0.15%
Entravision Communications
   Corp.*                                               25,000           298,750
                                                                     -----------

FINANCIAL SERVICES - 3.03%
American International Group, Inc.                      40,000         3,176,000
BlackRock, Inc.*                                        30,000         1,251,000
Charles Schwab Corp.                                    80,000         1,237,600
State Street Corp.                                      10,000           522,500
                                                                     -----------
                                                                       6,187,100
                                                                     -----------

                                                                         MARKET
                                                       SHARES             VALUE
                                                       ------            -------
HEALTHCARE PRODUCTS - 12.61%
Amgen, Inc.*                                            43,000       $ 2,426,920
Biomet, Inc.                                            60,000         1,854,000
Eli Lilly & Co.                                         25,000         1,963,500
Genentech, Inc.*                                        38,600         2,094,050
Johnson & Johnson                                       70,000         4,137,000
Medtronic, Inc.                                        105,000         5,377,050
Pfizer, Inc.                                           125,000         4,981,250
Stryker Corp.                                           35,000         2,042,950
Zimmer Holdings, Inc.*                                  30,000           916,200
                                                                     -----------
                                                                      25,792,920
                                                                     -----------

HEALTHCARE SERVICES - 5.50%
Cardinal Health, Inc.                                  105,750         6,837,795
Tenet Healthcare Corp.*                                 75,000         4,404,000
                                                                     -----------
                                                                      11,241,795
                                                                     -----------

INDUSTRIAL PRODUCTS - 10.98%
3M                                                      50,600         5,981,426
Danaher Corp.                                           20,000         1,206,200
General Electric Co.                                   195,000         7,815,600
Illinois Tool Works, Inc.                               50,000         3,386,000
Molex, Inc., Class A                                   150,481         4,070,511
                                                                     -----------
                                                                      22,459,737
                                                                     -----------

INFORMATION PROCESSING
   EQUIPMENT - 4.47%
Dell Computer Corp.*                                   165,000         4,484,700
International Business
   Machines Corp.                                       38,400         4,644,864
                                                                     -----------
                                                                       9,129,564
                                                                     -----------


                                                              Semi-Annual Report

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FUNDS


      PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED) (continued)


                                                                        MARKET
                                                       SHARES            VALUE
                                                       ------           -------
INFORMATION PROCESSING
   SERVICES - 8.46%
Affiliated Computer
   Services, Inc.*                                      40,000       $ 4,245,200
Automatic Data Processing, Inc.                         57,500         3,386,750
Computer Sciences Corp.*                               100,000         4,898,000
DST Systems, Inc.*                                      10,000           498,500
Electronic Data Systems Corp.                           41,000         2,810,550
Paychex, Inc.                                           40,750         1,460,888
                                                                     -----------
                                                                      17,299,888
                                                                     -----------

INFORMATION PROCESSING
   SOFTWARE - 3.16%
Advent Software, Inc.*                                  30,000         1,498,500
Microsoft Corp.*                                        75,000         4,968,750
                                                                     -----------
                                                                       6,467,250
                                                                     -----------

RESTAURANTS - 1.70%
Cheesecake Factory, Inc.*                              100,250         3,485,692
                                                                     -----------

RETAILING - 20.96%
Costco Wholesale Corp.*                                 40,000         1,775,200
Foot Locker, Inc.*                                      35,000           547,750
Home Depot, Inc.                                        85,000         4,335,850
Kohl's Corp.*                                          110,000         7,748,400
Lowe's Companies, Inc.                                 105,000         4,873,050
Talbots, Inc.                                           80,000         2,900,000
Target Corp.                                            10,000           410,500
Tiffany & Co.                                          135,000         4,248,450
Wal-Mart Stores, Inc.                                  100,000         5,755,000
Walgreen Co.                                           260,000         8,751,600
Williams-Sonoma, Inc.*                                  35,000         1,501,500
                                                                     -----------
                                                                      42,847,300
                                                                     -----------

TRANSPORTATION - 0.23%
Kansas City Southern
   Industries, Inc.*                                    33,700           476,181
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $122,866,238)                                                  176,596,564
                                                                     -----------


                                                     PRINCIPAL          MARKET
                                                      AMOUNT             VALUE
                                                     ---------       -----------
SHORT-TERM
  INVESTMENTS - 15.53%
VARIABLE RATE
   DEMAND NOTES - 4.46%
Firstar Corp.                                       $6,229,000       $ 6,229,000
Wisconsin Electric Power Co.                         2,901,000         2,901,000
                                                                     -----------
                                                                       9,130,000
                                                                     -----------

COMMERCIAL PAPER - 7.83%
American Express Credit Corp.,
   1.93%, Due 1/2/2002                               8,000,000         8,000,000
GE Capital Credit Corp.,
   1.80%, Due 1/2/2002                               8,000,000         8,000,000
                                                                     -----------
                                                                      16,000,000
                                                                     -----------

U.S. GOVERNMENT AGENCY
   DISCOUNT NOTES - 3.24%
Federal Home Loan Bank,
   1.30%, Due 1/2/2002                               3,400,000         3,399,877
Freddie Mac,
   1.30%, Due 1/2/2002                               3,226,000         3,225,884
                                                                     -----------
                                                                       6,625,761
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,755,761)                                                    31,755,761
                                                                     -----------

TOTAL INVESTMENTS - 101.90%
(Cost $154,621,999)                                                  208,352,325

LIABILITIES LESS OTHER ASSETS - (1.90)%                              (3,886,975)
                                                                     -----------

NET ASSETS - 100.00%
(10,136,708 shares outstanding)                                     $204,465,350
                                                                    ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                $20.17
                                                                    ============

*Non-income producing security
See notes to financial statements

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FUNDS

                               BRAMWELL FOCUS FUND

            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                                                                         MARKET
                                                        SHARES            VALUE
                                                        ------          -------
COMMON STOCKS - 96.48%

COMMUNICATIONS - 2.66%
Nokia Corp. - ADR                                        7,000        $  171,710
                                                                      ----------

CONSUMER PRODUCTS - 2.68%
Colgate-Palmolive Co.                                    3,000           173,250
                                                                      ----------

ELECTRONICS - 5.13%
Analog Devices, Inc.*                                    3,000           133,170
Linear Technology Corp.                                  4,000           156,160
Texas Instruments, Inc.                                  1,500            42,000
                                                                      ----------
                                                                         331,330
                                                                      ----------

ENERGY - 5.34%
GlobalSantaFe Corp.                                      8,000           228,160
Patterson-UTI Energy, Inc.*                              5,000           116,550
                                                                      ----------
                                                                         344,710
                                                                      ----------

FINANCIAL SERVICES - 3.23%
BlackRock, Inc.*                                         5,000           208,500
                                                                      ----------

HEALTHCARE PRODUCTS - 12.00%
Biomet, Inc.                                             9,000           278,100
Johnson & Johnson                                        2,000           118,200
Medtronic, Inc.                                          2,000           102,420
Pfizer, Inc.                                             4,000           159,400
Stryker Corp.                                            2,000           116,740
                                                                      ----------
                                                                         774,860
                                                                      ----------

HEALTHCARE SERVICES - 8.64%
Cardinal Health, Inc.                                    5,000           323,300
Tenet Healthcare Corp.*                                  4,000           234,880
                                                                      ----------
                                                                         558,180
                                                                      ----------

INDUSTRIAL PRODUCTS - 17.56%
3M                                                       2,000           236,420
Danaher Corp.                                            4,500           271,395
General Electric Co.                                     6,000           240,480
Illinois Tool Works, Inc.                                3,000           203,160
Molex, Inc., Class A                                     6,750           182,588
                                                                      ----------
                                                                       1,134,043
                                                                      ----------

INFORMATION PROCESSING
   EQUIPMENT - 8.79%
Dell Computer Corp.*                                    12,000           326,160
International Business
   Machines Corp.                                        2,000           241,920
                                                                      ----------
                                                                         568,080
                                                                      ----------


                                                                         MARKET
                                                        SHARES            VALUE
                                                        ------          -------
INFORMATION PROCESSING
   SERVICES - 10.34%
Affiliated Computer Services, Inc.*                      2,000         $212,260
Computer Sciences Corp.*                                 6,500          318,370
Electronic Data Systems Corp.                            2,000          137,100
                                                                       --------
                                                                        667,730
                                                                       --------
INFORMATION PROCESSING
   SOFTWARE - 3.87%
Advent Software, Inc.*                                   5,000          249,750
                                                                       --------

RESTAURANTS - 4.30%
Cheesecake Factory, Inc.*                                8,000          278,160
                                                                       --------

RETAILING - 11.94%
Foot Locker, Inc.*                                       5,000           78,250
Lowe's Companies, Inc.                                   3,000          139,230
Talbots, Inc.                                            6,000          217,500
Walgreen Co.                                            10,000          336,600
                                                                       --------
                                                                        771,580
                                                                       --------

TOTAL COMMON STOCKS
(Cost $6,018,158)                                                     6,231,883
                                                                      ---------

                                                       PRINCIPAL
                                                        AMOUNT
                                                        ------
VARIABLE RATE
DEMAND NOTES - 3.05%
Firstar Corp.                                       $  112,000           112,000
Wisconsin Electric Power Co.                            85,000            85,000
                                                                       ---------
                                                                         197,000
                                                                       ---------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $197,000)                                                          197,000
                                                                       ---------

TOTAL INVESTMENTS - 99.53%
(Cost $6,215,158)                                                      6,428,883

OTHER ASSETS LESS LIABILITIES - 0.47%                                     30,239
                                                                       ---------

NET ASSETS - 100.00%
(698,642 shares outstanding)                                          $6,459,122
                                                                      ==========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                 $9.25
                                                                      ==========

*Non-income producing security
See notes to financial statements.

                                                             Semi-Annual Report

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BRAMWELL
FUNDS

                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2001 (UNAUDITED)

                                                  GROWTH FUND         FOCUS FUND
                                                 ------------         ----------
ASSETS:

Investments at value (cost $154,621,999 and
   $6,215,158, respectively)                      $208,352,325        $6,428,883
Cash                                                   345,484            69,907
Dividends and interest receivable                      100,631             3,005
Receivable for fund shares sold                         83,456              --
Receivable for securities sold                            --             104,453
Due from Adviser                                          --               3,049
Prepaid and other assets                                61,576            11,351
                                                   -----------        ----------
Total Assets                                       208,943,472         6,620,648
                                                   -----------        ----------

LIABILITIES:
Payable for securities purchased                     4,188,587           140,739
Accrued investment advisory fees                       172,281              --
Accrued expenses                                        74,184            19,431
Accrued distribution fees                               43,070             1,356
                                                   -----------        ----------
Total Liabilities                                    4,478,122           161,526
                                                   -----------        ----------
NET ASSETS                                        $204,465,350        $6,459,122
                                                  ============        ==========

NET ASSETS CONSIST OF:
Capital stock                                     $156,445,661        $7,996,684
Undistributed net realized loss on investments      (5,710,637)      (1,751,287)
Net unrealized appreciation on investments          53,730,326           213,725
                                                  ------------       -----------
NET ASSETS                                        $204,465,350        $6,459,122
                                                  ============       ===========

CAPITAL STOCK, $.0001 par value
Authorized                                         200,000,000       200,000,000
Issued and outstanding                              10,136,708           698,642

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                            $20.17             $9.25
                                                        ======            ======

See notes to financial statements.

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FUNDS

                              BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                            FOR THE SIX MONTHS ENDED
                          DECEMBER 31, 2001 (UNAUDITED)

                                                    GROWTH FUND      FOCUS FUND
                                                   ------------      ----------
INVESTMENT INCOME:

Dividends                                             $630,026         $21,049
Interest                                               410,880           7,837
                                                    ----------       ---------
Total Investment Income                              1,040,906          28,886
                                                    ----------       ---------

EXPENSES:
Investment advisory fees                             1,004,332          32,590
Distribution fees                                      251,083           8,148
Fund administration and accounting fees                106,808          30,246
Shareholder servicing fees                              93,005          10,251
Professional fees                                       49,056           3,148
Reports to shareholders                                 30,004           1,007
Custody fees                                            24,957           3,181
State registration fees                                 18,998           7,700
Directors' fees                                         13,969          10,748
Other                                                   15,145           1,110
                                                    ----------       ---------
Total expenses before waiver                         1,607,357         108,129
Waiver of expenses                                        --           (51,096)
                                                    ----------       ---------
Net Expenses                                         1,607,357          57,033
                                                    ----------       ---------
NET INVESTMENT LOSS                                   (566,451)        (28,147)
                                                    ----------       ---------

REALIZED AND UNREALIZED GAINS
(LOSSES):
Net realized loss on investments                    (2,526,155)       (994,767)
Change in net unrealized appreciation/
   depreciation on investments                      (7,821,072)        565,394
                                                    ----------       ---------

Net Loss on Investments                            (10,347,227)       (429,373)
                                                    ----------       ---------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $(10,913,678)      $(457,520)
                                                   ===========       ===========

See notes to financial statements.

                                                              Semi-Annual Report

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Bramwell
FUNDS

                              BRAMWELL GROWTH FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                        ENDED       FISCAL YEAR
                                                  DECEMBER 31, 2001    ENDED
                                                     (UNAUDITED)   JUNE 30, 2001
                                                    ------------   -------------
OPERATIONS:
Net investment loss                                  $(566,451)       $(946,491)
Net realized gain (loss) on investments             (2,526,155)      24,038,303
Net realized gain on options written                      --             94,397
Change in net unrealized appreciation/
   depreciation on investments                      (7,821,072)     (72,589,824)
                                                 -------------     -------------
Net decrease in net assets resulting
   from operations                                 (10,913,678)     (49,403,615)
                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                        90,395,793      335,584,845
Proceeds from reinvestment of dividends             14,022,988       18,896,009
Redemption of shares                               (95,715,415)    (339,566,756)
                                                 -------------     -------------
Net increase from share transactions                 8,703,366       14,914,098
                                                 -------------     -------------

DIVIDENDS PAID FROM:
Net realized gains                                 (14,954,020)     (19,856,751)
                                                 -------------     -------------

TOTAL DECREASE
IN NET ASSETS                                      (17,164,332)     (54,346,268)

NET ASSETS:
Beginning of period                                221,629,682      275,975,950
                                                 -------------     -------------
END OF PERIOD                                     $204,465,350     $221,629,682
                                                 =============    =============

TRANSACTIONS IN SHARES:
Shares sold                                          4,383,079       12,231,129
Dividends reinvested                                   725,078          696,756
Shares redeemed                                     (4,608,942)     (12,343,506)
                                                 -------------    -------------
Net increase                                           499,215          584,379
                                                 =============    =============

See notes to financial statements.

Semi-Annual Report

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Bramwell
FUNDS

                               BRAMWELL FOCUS FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   SIX MONTHS
                                                      ENDED         FISCAL YEAR
                                                DECEMBER 31, 2001      ENDED
                                                   (UNAUDITED)     JUNE 30, 2001
                                                  ------------      ------------
OPERATIONS:
Net investment loss                                 $(28,147)          $(40,803)
Net realized loss on investments                    (994,767)          (756,212)
Change in net unrealized appreciation/
   depreciation on investments                       565,394           (737,972)
                                                 -----------         -----------
Net decrease in net assets resulting
   from operations                                  (457,520)        (1,534,987)
                                                 -----------         -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                       6,446,330          3,332,696
Proceeds from reinvestment of dividends                 --               54,391
Redemption of shares                              (6,664,070)        (1,112,255)
                                                 -----------         -----------
Net increase (decrease) from share transactions     (217,740)         2,274,832
                                                 -----------         -----------

DIVIDENDS PAID FROM:
Net realized gains                                      --              (57,115)
                                                 -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS             (675,260)           682,730

NET ASSETS:
Beginning of period                                7,134,382          6,451,652
                                                 -----------         -----------
END OF PERIOD                                    $ 6,459,122        $ 7,134,382
                                                 ===========         ===========

TRANSACTIONS IN SHARES:
Shares sold                                          690,120            287,989
Dividends reinvested                                    --                4,574
Shares redeemed                                     (713,062)           (97,339)
                                                 -----------         -----------
Net increase (decrease)                              (22,942)           195,224
                                                 ===========         ===========

See notes to financial statements.

                                                              Semi-Annual Report

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Bramwell
FUNDS

                              BRAMWELL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS


                                                                GROWTH FUND
                                          ------------------------------------------------------
                                            SIX MONTHS
                                               ENDED            FISCAL YEAR        FISCAL YEAR
SELECTED PER SHARE DATA 1                DECEMBER 31, 2001         ENDED              ENDED
                                            (UNAUDITED)        JUNE 30, 2001     JUNE 30, 2000
                                          ----------------     -------------     --------------

NET ASSET VALUE, BEGINNING OF PERIOD                $23.00         $30.48             $26.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.06)         (0.10)             (0.27)
Net realized and unrealized gains
   (losses) on securities                            (1.16)         (5.16)              5.91
                                                    ------         ------             ------
TOTAL FROM INVESTMENT OPERATIONS                     (1.22)         (5.26)              5.64

LESS DISTRIBUTIONS:
Distributions from capital gains                     (1.61)         (2.22)             (1.23)
                                                    ------         ------             ------

NET ASSET VALUE, END OF PERIOD                      $20.17         $23.00             $30.48
                                                    ======         ======             ======

TOTAL RETURN 3                                      (5.0)%        (18.4)%              22.5%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                  $204,465       $221,630           $275,976
Ratio of expenses to average net assets 4,5          1.60%          1.53%              1.54%
Ratio of net investment income (loss)
   to average net assets 4,5                       (0.56)%        (0.37)%            (0.93)%

Portfolio turnover rate 3                              33%            57%                25%

1 Information presented relates to a share of capital stock outstanding for the entire period.

2 From October 31, 1999.

3 Not annualized for periods less than a full year.

See notes to financial statements.

Semi-Annual Report
                                                                GROWTH FUND
                                             -----------------------------------------------

                                             FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
SELECTED PER SHARE DATA 1                       ENDED               ENDED              ENDED
                                          (JUNE 30, 1999       JUNE 30, 1998      JUNE 30, 1997
                                          ---------------      -------------      -------------

NET ASSET VALUE, BEGINNING OF PERIOD                $23.05         $17.53             $14.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.18)         (0.13)             (0.15)
Net realized and unrealized gains
   (losses) on securities                             4.45           6.82               3.35
                                                    ------         ------             ------

TOTAL FROM INVESTMENT OPERATIONS                      4.27           6.69               3.20

LESS DISTRIBUTIONS:
Distributions from capital gains                     (1.25)         (1.17)             (0.27)
                                                    ------         ------             ------

NET ASSET VALUE, END OF PERIOD                      $26.07         $23.05             $17.53
                                                   =======        =======             ======

TOTAL RETURN 3                                       19.4%          39.5%              22.2%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                  $268,726       $205,922           $125,924
Ratio of expenses to average net assets 4,5          1.58%          1.66%              1.75%
Ratio of net investment income (loss)
   to average net assets 4,5                       (0.79)%        (0.75)%            (0.85)%

Portfolio turnover rate3                               38%            49%                82%


                                                                   FOCUS FUND
                                          -------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED         FISCAL YEAR            PERIOD
SELECTED PER SHARE DATA 1                 DECEMBER 31, 2001         ENDED              ENDED
                                            (UNAUDITED)        JUNE 30, 2001     JUNE 30, 20002
                                          -----------------    -------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.89         $12.26             $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.04)         (0.06)             (0.04)
Net realized and unrealized gains
   (losses) on securities                            (0.60)         (2.22)              2.30
                                                    ------         ------             ------

TOTAL FROM INVESTMENT OPERATIONS                     (0.64)         (2.28)              2.26

LESS DISTRIBUTIONS:
Distributions from capital gains                       --           (0.09)              --
                                                    ------         ------             ------

NET ASSET VALUE, END OF PERIOD                       $9.25          $9.89             $12.26
                                                   =======        =======             ======

TOTAL RETURN3                                       (6.5)%        (18.7)%              22.6%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                    $6,459         $7,134             $6,452
Ratio of expenses to average net assets 4,5          1.75%          1.75%              1.75%
Ratio of net investment income (loss)
   to average net assets 4,5                       (0.86)%        (0.57)%            (0.69)%

Portfolio turnover rate 3                              65%           117%                66%

4 Net of reimbursements and waivers. For the Growth Fund, absent reimbursements and waivers of expenses by the adviser, except for the six months ended December 31, 2001 and the years ended June 30, 2001, 2000, 1999, and 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment income (loss) to average net assets for the year ended June 30, 1997, would have been 1.77% and (0.87)%, respectively. For the Focus Fund, absent reimbursements and waivers of expenses by the adviser, the ratio of expenses and net investment income (loss) to average net assets for the six months ended December 31, 2001 and the year ended June 30, 2001, and the period ended June 30, 2000, would have been 3.32% and (2.43)%, 3.10% and (1.92)%, and 5.46% and (4.40)%, respectively.

5 Annualized for periods less than a full year.

                                                             Semi-Annual Report

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Bramwell
FUNDS


                            THE BRAMWELL FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 2001 (UNAUDITED)

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio,was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Semi-Annual Report

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Bramwell
FUNDS

b)Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

c) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

d) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

f) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                                                             Semi-Annual Report

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Bramwell
FUNDS


 3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the six months ended December 31, 2001 were as follows:

                     Growth Fund           Focus Fund
------------------------------------------------------
Purchases            $55,875,334           $3,908,331
Sales                 67,856,697            4,114,330

There were no purchases or sales of long-term U.S. government securities. At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $155,201,017 and $6,282,244 for the Growth Fund and Focus Fund, respectively, were as follows:

                             Growth Fund   Focus Fund
------------------------------------------------------
Appreciation                 $58,328,189   $434,164
Depreciation                 (5,176,881)   (287,525)
                             -----------   --------

Net
appreciation
on investments               $53,151,308   $146,639
                             ===========   ========


4. INVESTMENT ADVISORY
    AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2003. After such date, the expense limitation may be terminated or revised at any time. For the six months ended December 31, 2001, the Adviser reimbursed the Focus Fund $51,096. The expense ratio for the Growth Fund for the six months ended December 31, 2001 was 1.60%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

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                                     (LOGO)
                                    Bramwell
                                      FUNDS

                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer
The Bramwell Funds, Inc.

CHARLES L. BOOTH, JR.
Former Executive Vice
President and Chief Investment Officer
The Bank of New York, Inc.

GEORGE F. KEANE
President Emeritus
The Common Fund

JAMES C. SARGENT
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Former Governor
Federal Reserve Board

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                DONALD G. ALLISON
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                     COUNSEL
                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                                  U.S. Bancorp
                          (Formerly Firstar Bank, N.A.)

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC
                            (Formerly Firstar Mutual
                               Fund Services, LLC)

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-408-0202

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